Aircraft sublease receivables	12 Months Ended
Dec. 31, 2020
Disclosure of aircraft sublease receivables [Abstract]
Aircraft sublease receivables	AIRCRAFT SUBLEASE RECEIVABLES

	December 31,
Description	2020	2019

2020	—	98,152
2021	142,932	86,657
2022	62,547	47,136
2023	65,040	44,154
2024	65,188	44,154
After 2024	36,783	20,588
Gross lease receivables	372,490	340,841
Accrued interest	(59,553)	(61,337)
Net lease receivables	312,937	279,504
Current	123,455	75,052
Non-current	189,482	204,452
As at December 31, 2020, the amount of R$34,457 was past due. No provision was established as the Company’s holds cash balances in connection with guarantee deposits and maintenance reserves advanced by the sub-lessor, and therefore, there is a low risk of non-realization of such assets. There were no past due amounts as at December 31, 2019.